Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Phone: 770-419-3355	/ Lynn Lewis
Artivion D. Ashley Lee Executive Vice President & Chief Financial Officer Phone: 770-419-3355	Gilmartin Group LLC Brian Johnston / Lynn Lewis Phone: 332-895-3222 investors@artivion.com

Artivion Reports First Quarter 2022 Financial Results

Achieved revenue of $77.2 million in the first quarter 2022 versus $71.1 million in the first quarter of 2021, an increase of 8.6% on a GAAP basis and 11.2% on a non-GAAP constant currency basis

ATLANTA, GA – (May 5, 2022) – Artivion, Inc. (NYSE: AORT), a leading cardiac and vascular surgery company focused on aortic disease, today announced its financial results for the first quarter ended March 31, 2022.

“In the first quarter we made great progress on our recently unveiled three-year strategic growth initiatives announced at our analyst and investor day on March 23rd. Year-over-year revenue rose 8.6% on a GAAP basis and 11.2% on a constant currency basis. Constant currency revenue growth was driven by 34% growth in aortic stent grafts and 11% growth in On-X. We also posted, on a constant currency basis, 39% growth in Asia Pacific and 93% growth in Latin America as we continue to expand our commercial footprint in those regions and secure additional regulatory approvals. We believe our differentiated products supported by our global sales organization will continue to deliver strong results for the remainder of 2022,” said Pat Mackin, Chairman, President, and Chief Executive Officer.

“We also made progress in advancing our product pipeline, which is expected to drive growth in both the near and longer term. We continue to expect to receive FDA PMA approval for PROACT Mitral and for PerClot this year. Meanwhile, we have made significant progress with enrollment in our PROACT Xa trial and have made good progress on several other programs that are expected to deliver significant incremental growth beginning in 2025.”

First Quarter 2022 Financial Results

Total revenues for the first quarter of 2022 were $77.2 million, reflecting an increase of 8.6% on a GAAP basis and 11.2% on a non-GAAP constant currency basis, both compared to the first quarter of 2021.

Net loss for the first quarter of 2022 was ($3.4) million, or ($0.08) per fully diluted common share, compared to net loss of ($3.1) million, or ($0.08) per fully diluted common share for the first quarter of 2021. Non-GAAP net income for the first quarter of 2022 was $1.1 million, or $0.03 per fully diluted common share, compared to non-GAAP net income of $1.4 million, or $0.03 per fully diluted common share for the first quarter of 2021.

2022 Financial Outlook

Artivion continues to expect constant currency revenue growth of between 9.0% and 11.0% for the full year 2022 as compared to the full year 2021.

The Company's financial performance for 2022 and future periods is subject to the risks identified below.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures, including non-GAAP revenue, non-GAAP net income, non-GAAP EBITDA, and non-GAAP general, administrative, and marketing expenses. Investors should consider this non-GAAP information in addition to, and not as a substitute for, financial measures prepared in accordance with US GAAP. In addition, this non-GAAP financial information may not be the same as similar measures presented by other companies. The Company's non-GAAP revenues are adjusted for the impact of changes in currency exchange. The Company’s non-GAAP net income; non-GAAP EBITDA; and non-GAAP general, administrative, and marketing results exclude (as applicable) business development, integration, and severance expense; depreciation and amortization expense; interest income and expense; non-cash interest expense; loss on foreign currency revaluation; stock-based compensation expense; corporate rebranding expense; and income tax expense (benefit). The Company generally uses non-GAAP financial measures to facilitate management's review of the operational performance of the company and as a basis for strategic planning. Company management believes that these non-GAAP presentations provide useful information to investors regarding unusual non-operating transactions; the operating expense structure of the Company's existing and recently acquired operations, without regard to its on-going efforts to acquire additional complementary products and businesses and the transaction and integration expenses incurred in connection with recently acquired and divested product lines; and the operating expense structure excluding fluctuations resulting from foreign currency revaluation and stock-based compensation expense. The Company believes it is useful to exclude certain expenses because such amounts in any specific period may not directly correlate to the underlying performance of its business operations or can vary significantly between periods as a result of factors such as impact of recent acquisitions non-cash expense related to amortization of previously acquired tangible and intangible assets and any related adjustments to their carrying values. The Company has adjusted for the impact of changes in currency exchange from certain revenues to evaluate comparable product growth rates on a constant currency basis. The Company does, however, expect to incur similar types of expenses and currency exchange impacts in the future, and this non-GAAP financial information should not be viewed as a statement or indication that these types of expenses will not recur. Company management encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety, including the reconciliation of non-GAAP to GAAP financial measures.

Webcast and Conference Call Information

The Company will hold a teleconference call and live webcast later today, May 5, 2022 at 4:30 p.m. ET to discuss the results, followed by a question and answer session. To participate in the conference call dial 201-689-8261 a few minutes prior to 4:30 p.m. ET. The teleconference replay will be available approximately one hour following the completion of the event and can be accessed by calling (toll free) 877-660-6853 or 201-612-7415. The conference number for the replay is 13728477.

The live webcast and replay can be accessed by going to the Investors section of the Artivion website at www.Artivion.com and selecting the heading Webcasts & Presentations.

About Artivion, Inc.

Headquartered in suburban Atlanta, Georgia, Artivion, Inc. is a medical device company focused on developing simple, elegant solutions that address cardiac and vascular surgeons’ most difficult challenges in treating patients with aortic diseases. Artivion’s four major groups of products include: aortic stent grafts, surgical sealants, On-X mechanical heart valves, and implantable cardiac and vascular human tissues. Artivion markets and sells products in more than 100 countries worldwide. For additional information about Artivion, visit our website, www.artivion.com.

Forward Looking Statements

Statements made in this press release that look forward in time or that express management's beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our beliefs that our differentiated products supported by our global sales organization will continue to deliver strong results for the remainder of 2022; our product pipeline will drive growth in both the near and longer term; we will receive FDA PMA approval for PROACT Mitral and for PerClot in 2022; the PROACT Xa trial, if successful, and several other programs will deliver significant incremental growth beginning in 2025; and we will deliver year over year constant currency revenue growth of 9-11% in 2022. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations, including that the benefits anticipated from the Ascyrus Medical LLC transaction and Endospan agreements may not be achieved; the benefits anticipated from our clinical trials may not be achieved or achieved on our anticipated timeline; our products may not be able to consistently retain their existing regulatory approvals or special regulatory approvals in order to be commercialized; products in our pipeline may not receive regulatory approval at all or receive regulatory approval on our anticipated timelines; our products that obtain regulatory approval may not be adopted by the market as much as we anticipate or at all;  and the continued effects of COVID-19, including new COVID-19 variants, hospital staffing shortages, and decelerating vaccination or vaccine adoption rates could adversely impact our results.  These risks and uncertainties include the risk factors detailed in our Securities and Exchange Commission filings, including our Form 10-K for the year ended December 31, 2021. Artivion does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

Artivion, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Revenues:
Products	$57,542	$53,345
Preservation services	19,671	17,742
Total revenues	77,213	71,087

Cost of products and preservation services:
Products	17,408	14,911
Preservation services	9,086	8,338
Total cost of products and preservation services	26,494	23,249

Gross margin	50,719	47,838

Operating expenses:
General, administrative, and marketing	38,955	38,638
Research and development	10,128	7,754
Total operating expenses	49,083	46,392

Operating income	1,636	1,446

Interest expense	3,948	4,040
Interest income	(16)	(24)
Other expense, net	133	1,931

Loss before income taxes	(2,429)	(4,501)
Income tax expense (benefit)	960	(1,363)

Net loss	$(3,389)	$(3,138)

Loss per share:
Basic	$(0.08)	(0.08)
Diluted	$(0.08)	$(0.08)

Weighted-average common shares outstanding:
Basic	39,850	38,738
Diluted	39,850	38,738

Net loss	$(3,389)	$(3,138)
Other comprehensive loss:
Foreign currency translation adjustments	(3,775)	(10,290)
Comprehensive loss	$(7,164)	$(13,428)

Artivion, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

	March 31,	December 31,
	2022	2021
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$51,408	$55,010
Trade receivables, net	54,998	53,019
Other receivables	4,577	5,086
Inventories, net	76,208	76,971
Deferred preservation costs, net	43,964	42,863
Prepaid expenses and other	13,378	14,748
Total current assets	244,533	247,697

Goodwill	247,829	250,000
Acquired technology, net	162,458	166,994
Operating lease right-of-use assets, net	44,365	45,714
Property and equipment, net	37,459	37,521
Other intangibles, net	33,697	34,502
Deferred income taxes	3,489	2,357
Other assets	8,026	8,267
Total assets	$781,856	$793,052

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$9,230	$10,395
Accrued compensation	9,571	13,163
Accrued expenses	9,396	7,687
Taxes payable	5,575	3,634
Accrued procurement fees	2,206	3,689
Current maturities of operating leases	3,362	3,149
Current portion of long-term debt	1,622	1,630
Other liabilities	1,875	1,606
Total current liabilities	42,837	44,953

Long-term debt	307,232	307,493
Contingent consideration	47,600	49,400
Non-current maturities of operating leases	43,679	44,869
Non-current finance lease obligation	4,156	4,374
Deferred income taxes	26,373	28,799
Deferred compensation liability	5,766	5,952
Other liabilities	6,721	6,484
Total liabilities	$484,364	$492,324

Commitments and contingencies

Shareholders' equity:
Preferred stock	--	--
Common stock (issued shares of 41,688 in 2022 and 41,397 in 2021)	417	414
Additional paid-in capital	326,799	322,874
Retained (deficit) earnings	(1,414)	1,975
Accumulated other comprehensive loss	(13,662)	(9,887)
Treasury stock, at cost, 1,487 shares as of March 31, 2022 and December 31, 2021, respectively	(14,648)	(14,648)
Total shareholders' equity	297,492	300,728

Total liabilities and shareholders' equity	$781,856	$793,052

Artivion, Inc. and Subsidiaries

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Net cash flows from operating activities:
Net loss	$(3,389)	$(3,138)

Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	5,881	6,006
Non-cash compensation	3,166	2,480
Non-cash lease expense	1,920	1,758
Write-down of inventories and deferred preservation costs	989	1,274
Change in fair value of contingent consideration	(1,800)	970
Deferred income taxes	(2,966)	(4,241)
Other	496	787
Changes in operating assets and liabilities:
Prepaid expenses and other assets	1,494	(1,291)
Inventories and deferred preservation costs	(1,359)	(5,933)
Receivables	(1,710)	(3,301)
Accounts payable, accrued expenses, and other liabilities	(3,320)	1,590
Net cash flows used in operating activities	(598)	(3,039)

Net cash flows from investing activities:
Capital expenditures	(2,239)	(1,502)
Other	(469)	692
Net cash flows used in investing activities	(2,708)	(810)

Net cash flows from financing activities:
Proceeds from exercise of stock options and issuance of common stock	2,318	861
Repayment of debt	(694)	(701)
Redemption and repurchase of stock to cover tax withholdings	(1,730)	(1,813)
Other	(129)	(442)
Net cash flows used in financing activities	(235)	(2,095)

Effect of exchange rate changes on cash and cash equivalents	(61)	1,088
Decrease in cash and cash equivalents	(3,602)	(4,856)

Cash and cash equivalents beginning of period	55,010	61,958
Cash and cash equivalents end of period	$51,408	$57,102

Artivion, Inc. and Subsidiaries

Financial Highlights

(In thousands)

	(Unaudited)
	Three Months Ended
	March 31,
	2022	2021
Products:
Aortic stent grafts	$25,506	$20,205
Surgical sealants	15,681	17,828
On-X	14,371	13,095
Other	1,984	2,217
Total products	57,542	53,345

Preservation services	19,671	17,742
Total revenues	$77,213	$71,087

Revenues:
U.S.	$37,735	$36,318
International	39,478	34,769
Total revenues	$77,213	$71,087

Artivion, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP

Revenues and General Administrative, and Marketing Expense

(In thousands)

	(Unaudited)
	Three Months Ended
	March 31,
	2022	2021	Growth Rate
Reconciliation of total revenues, GAAP to
total revenues, non-GAAP:
Total revenues, GAAP	$77,213	$71,087	8.6%
Impact of changes in currency exchange	--	(1,629)
Total constant currency revenue, non-GAAP	$77,213	$69,458	11.2%

	(Unaudited)
	Three Months Ended
	March 31,
	2022	2021
Reconciliation of G&A expenses, GAAP to
adjusted G&A, non-GAAP:
General, administrative, and marketing expense, GAAP	$38,955	$38,638
Business development, integration, and severance expense	1,579	(1,470)
Corporate rebranding expense	(883)	(15)
Adjusted G&A, non-GAAP:	$39,651	$37,153

Artivion, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP

Adjusted EBITDA

(In thousands)

	(Unaudited)
	Three Months Ended
	March 31,
	2022	2021
Reconciliation of net loss, GAAP to
adjusted EBITDA, non-GAAP:
Net loss, GAAP	$(3,389)	$(3,138)
Adjustments:
Depreciation and amortization expense	5,881	6,006
Interest expense	3,948	4,040
Stock-based compensation expense	3,166	2,480
Income tax expense (benefit)	960	(1,363)
Corporate rebranding expense	883	15
Loss on foreign currency revaluation	133	1,886
Interest income	(16)	(24)
Business development, integration, and severance expense	(1,579)	1,470
Adjusted EBITDA, non-GAAP	$9,987	$11,372

Artivion Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP

Net Loss and Diluted Loss Per Common Share

(In thousands, except per share data)

	(Unaudited)
	Three Months Ended
	March 31,
	2022	2021
GAAP:
Loss before income taxes	$(2,429)	$(4,501)
Income tax expense (benefit)	960	(1,363)
Net loss	$(3,389)	$(3,138)

Diluted loss per common share:	$(0.08)	$(0.08)

Diluted weighted-average common shares outstanding	39,850	38,738

Reconciliation of loss before income taxes,
GAAP to adjusted income, non-GAAP
Loss before income taxes, GAAP:	$(2,429)	$(4,501)
Adjustments:
Amortization expense	4,084	4,260
Corporate rebranding expense	883	15
Non-cash interest expense	456	568
Business development, integration, and severance expense	(1,579)	1,470
Adjusted income before income taxes,
non-GAAP	1,415	1,812

Income tax expense calculated at a
pro forma tax rate of 25%	354	453
Adjusted net income, non-GAAP	$1,061	$1,359

Reconciliation of diluted loss per common share, GAAP
to adjusted diluted income per common share, non-GAAP:
Diluted loss per common share, GAAP:	$(0.08)	$(0.08)
Adjustments:
Amortization expense	0.10	0.11
Effect of 25% pro forma tax rate	0.04	(0.01)
Corporate rebranding expense	0.02	--
Non-cash interest expense	0.01	0.01
Tax effect of non-GAAP adjustments	(0.02)	(0.04)
Business development, integration, and severance expense	(0.04)	0.04
Adjusted diluted income per common share,
non-GAAP	$0.03	$0.03

Reconciliation of diluted weighted-average common shares outstanding
GAAP to diluted weighted-average common shares outstanding, non-GAAP:
Diluted weighted-average common shares outstanding, GAAP:	39,850	38,738
Adjustments:
Effect of dilutive stock options and awards	441	615
Diluted weighted-average common shares outstanding, non-GAAP	40,291	39,353